UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2016

EMBER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-13474-NY	01-3341552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 East 57th Street, 24th Floor

New York, NY 10022

(Address of Principal Executive Offices)

(646) 406-6243

(Issuer’s telephone number)

(Previous Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 9, 2016, we dismissed EisnerAmper LLP (the “Former Accountant”) as our independent auditor. Also on May 9, 2016, our board of directors appointed LJ Soldinger Associates, LLC (the “New Accountant”) as our new independent registered public accounting firm.

The Former Accountant was engaged on February 8, 2016. From the time of its engagement through the date of its dismissal on May 9, 2016, the services provided by the Former Accountant consisted the audit of Ember Therapeutics, Inc’s (“Ember”-  a privately held company which merged into the Registrant) financial statements years ended December 31, 2014 and 2013, which financial statements contained an uncertainty paragraph with respect to Ember’s ability to continue as a going concern, and an interim review of Ember’s financial statements for the nine months ended September 30, 2015. The Former Accountant did not render an audit report on any of the Registrant’s annual financial statements because no annual report was filed by the Registrant during the time of its engagement by the Registrant.

The Former Accountant did not provide services related to the audit or review of American Home Alliance Corp., the former name of the Registrant.

During the Registrant’s fiscal years ended December 31, 2014 and 2013, the subsequent interim period thereto, and through May 9, 2016, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Registrant’s most recent fiscal year, the subsequent interim period thereto, and through May 9, 2016, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, we did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On May 11, 2016, the Registrant provided the Former Accountant with its disclosures in this Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from EisnerAmper, LLP to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2016

EMBER THERAPEUTICS, INC.

By:	/s/ Joseph Hernandez
Name: Joseph Hernandez
Title: Executive Chairman

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